UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-07102

                       THE ADVISORS' INNER CIRCLE FUND II
               (Exact name of Registrant as specified in charter)
                                    --------


                               c/o CT Corporation
                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-877-446-3863

                     DATE OF FISCAL YEAR END: JULY 31, 2008

                     DATE OF REPORTING PERIOD: JULY 31, 2008

ITEM 1.    REPORTS TO STOCKHOLDERS.


                       THE ADVISORS' INNER CIRCLE FUND II

                             CHAMPLAIN MID CAP FUND
                          CHAMPLAIN SMALL COMPANY FUND

                                  ANNUAL REPORT
                                  JULY 31, 2008

                               INVESTMENT ADVISER:
                       CHAMPLAIN INVESTMENT PARTNERS, LLC

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2008

                                TABLE OF CONTENTS

Shareholders' Letters .....................................................    1
Top Ten Common Stock Holdings .............................................    7
Schedules of Investments ..................................................   10
Statements of Assets and Liabilities ......................................   18
Statements of Operations ..................................................   19
Statements of Changes in Net Assets .......................................   20
Financial Highlights ......................................................   22
Notes to Financial Statements .............................................   24
Report of Independent Registered Public Accounting Firm ...................   31
Trustees and Officers of The Advisors' Inner Circle Fund II ...............   34
Disclosure of Fund Expenses ...............................................   42
Approval of Investment Advisory Agreement .................................   44
Notice to Shareholders ....................................................   46

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds' Form N-Q is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0300.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the Commission's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND II                                  CHAMPLAIN
                                                                    MID CAP FUND

July 31, 2008

Dear Shareholders,

As this is our inaugural letter to the shareholders of this Fund, we first want to take this opportunity to express our enthusiasm and gratitude for the opportunity and privilege to manage a portion of your assets.

The Champlain Mid Cap Fund is being managed with the same process by which we have managed small caps equities since 1996, although we have some slightly different portfolio construction guidelines that allow for a somewhat greater concentration of individual holdings and sectors. We believe that our investment process translates well into the mid cap arena, and we encourage our investors to examine the performance track record of our mid cap composite which, we have managed since 2004, as highlighted in the prospectus for this Fund. From our perspective, we have typically found the risk/reward ratio for mid caps to be compelling as most of the companies we review are still small enough to enjoy above average organic growth while also being more established and having more experienced management teams than the average small cap company.

Our investment process strives to buy superior mid cap companies at a discount to our idea of their Fair or Intrinsic Value. So what, in our estimation, constitutes a superior company? As with small caps, our definition of a superior company incorporates passing specific factor tests, which we believe mitigate business model risk within each of the 5 major sectors of the stock market - Consumer, Healthcare, Industrials, Technology and Financials. These factors serve another key function in that they work to keep us within our realm of competence. We then look for certain attributes of a high-performance business, including a positive spread between the cash return on invested capital and the cost of capital - without excessive debt. We also like to see real potential for faster than average growth within a given sector, as well as sincere and capable management. Our focus on cash earnings is entirely consistent with the axiom: cash is fact while accounting profits are only opinion. Finally, we use a variety of valuation models and analysis to help us develop a realistic and grounded idea of what Fair or Intrinsic Value might be for a company. In the final analysis, we consider Fair Value to be what another well-informed company or financial buyer would pay to own the whole company, less a typical control premium.

Our process has a distinct and unwavering bias for quality companies - consistent growth and stable returns - while also being sensitive to valuation. We

THE ADVISORS' INNER CIRCLE FUND II                                  CHAMPLAIN
                                                                    MID CAP FUND

believe successful execution of our investment process will dampen the volatility of this Fund's returns and lower the risk of large losses. We understand how important it is to avoid large losses if the goal is to compound returns and grow capital. However, our process is also expected to under-perform, to some degree, during speculative periods or when investors are hungry for low quality and/or highly cyclical companies. Conversely, we expect to outperform the mid cap benchmarks when quality is in favor or when investors flee risk and place a premium on safety. We certainly seek out companies with strong prospects for sustainable growth, but we are very careful about how much we will pay for them.

Looking ahead, we still find the valuations of quality companies across all market caps to be attractive on both an absolute and relative sense. While the housing, consumer and capital market problems associated with an era of too easy credit are likely to require more time to resolve, and may lead to a sustained period of slow to little domestic economic growth for the United States; an environment that is likely to help the quality companies that consistently grow their profits regain investor favor and the premium valuations they have often enjoyed in past periods. Quality companies that operate consistent and stable business models also will typically have the means to prosper and grow even during a period of slow economic growth. Indeed, because this Fund owns a diversified collection of many of America's best mid cap companies that are reasonably valued, we are enthusiastic about the Fund's potential to produce attractive absolute and relative long-term returns for its shareholders.

Finally, should you want to learn more about Champlain Investment Partners, LLC and the team that manages this product, we encourage you to read the prospectus for this Fund and visit our web site at www.cipvt.com.

Sincerely,


/s/ Scott T. Brayman
Scott T. Brayman, CFA

THE ABOVE COMMENTARY REPRESENTS MANAGEMENT'S ASSESSMENT OF THE FUNDS AND MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND

July 31, 2008

Dear Shareholders,

During the fiscal year ended July 31, 2008, the Champlain Small Company Fund ("Fund") returned 3.24% compared to a -6.71% return for the Russell 2000 Index. Since its inception on November 30, 2004, your Fund has returned 42.52% compared to a 17.88% return for the Russell 2000 Index.

The strong relative return for your Fund during a period of intense financial turmoil in the credit markets and increased risk aversion by equity investors reinforces our confidence in Champlain's investment process and its strong bias toward quality companies with stable business models that trade at a discount to our idea of the Intrinsic or Fair Value for the shares. While we cannot manage away all of the inherent risks associated with small cap companies, it has been our long-held belief that avoiding the riskiest business models, as well as overvalued stocks, would help us protect our shareholders' capital when the inevitable storms hit the equity markets. For more insight into our process and how we expect this Fund to perform over time, we encourage shareholders to examine our prior letters to shareholders of this Fund.

Over the past year, our bias for quality companies has enabled strong returns for your Fund in almost every sector relative to the Russell 2000. While our reluctance to own consumer companies selling highly discretionary and large ticket items has helped make the consumer sector our best performing sector on a relative basis; the energy sector was clearly the best performing sector on an absolute basis. Favorable stock selection and weighting within the energy sector also allowed us to outperform on a relative basis. Financials and industrials were the other sectors that generated meaningfully better relative performance this past year. Although our health care holdings lagged behind the sector slightly, they outperformed the overall small cap market with a positive absolute return and rewarded our decision to overweight the sector.

Our constant efforts to rebalance your Fund's capital away from companies that are overvalued or trade at only modest discounts and into the companies trading at better discounts to Fair Value remains an integral part of our investment process. While market volatility may increase this rebalancing activity and contribute to turnover, we also expect it to contribute positively to our absolute and relative returns during difficult market environments. Additionally, we

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND

continuously challenge ourselves to high-grade the Fund's holdings so that we minimize the opportunity costs that can accompany being too patient with fundamentally challenged companies.

Since our last letter in January, your Fund continued to benefit from acquisitions and strategic investors. In June, the management-led buyout of Bright Horizons Family Solutions was completed, despite the difficult credit environment. Also in June, Smith International agreed to acquire WH Energy Services. Further, the recent announcement that Tokio Marine would acquire Philadelphia Consolidated at a significant premium to both book value and the last sale has reinforced our thinking that niche insurance companies remain attractive business models and are materially undervalued. Even more exciting than a takeover was the recent announcement that American Express would take a minority stake in Concur Technologies and that both companies would form an exclusive joint marketing partnership. This relationship should only strengthen Concur's already formidable competitive position and improve the odds that Concur will maintain its rapid revenue and earnings growth for several more years.

Economic data concerning the health of the U.S. mortgage and housing industries, as well as the consumer, remains quite negative, and the financial system has yet to fully recognize all of its bad loans and money-losing positions. Still, we see reasonable valuations for quality companies with a history of consistent growth and this leaves us optimistic about the future returns our strategy may produce over the next 3-5 years. This is particularly true for the health care sector, which looks poised for stronger returns once we get past the elections and the early days of a new Presidential Administration. In addition to reasonable valuations, we also are encouraged by the overall market opportunities for the companies we own. To be sure, none of this means that most stocks cannot trade lower, they probably will before this bear market is over. However, we have a strong sense that we own a diversified collection of many of America's best small cap companies - at least those that are publicly traded and also priced at a reasonable discount to our idea of their Fair Value.

We are delighted to inform you that we have recently launched the Champlain Mid Cap Fund (CIPMX) through The Advisors' Inner Circle Fund II. We have always believed that our investment process would translate well into the mid

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND

cap arena. Since before the inception of our firm in the fall of 2004, we have managed a mid cap strategy with the same investment process that we use for small caps, but with some slightly different portfolio construction guidelines. Please know that we are equally excited about the absolute return potential of our mid cap fund as we are for our small cap fund.

On behalf of all of the partners and associates at Champlain Investment Partners, let me express once again our sincerest appreciation for the opportunity you gave us to manage some of your investable assets this past year.

Sincerely,


/s/ Scott T. Brayman
Scott T. Brayman, CFA

THE ABOVE COMMENTARY REPRESENTS MANAGEMENT'S ASSESSMENT OF THE FUNDS AND MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

                      DEFINITION OF THE COMPARATIVE INDEX

RUSSELL 2000 INDEX is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

THE ADVISORS' INNER CIRCLE FUND II                                 CHAMPLAIN
                                                                   MID CAP FUND
                                                                   JULY 31, 2008

Growth of a $10,000 Investment

--------------------------------
           TOTAL RETURN
 FOR PERIOD ENDED JULY 31, 2008*
--------------------------------
 Cumulative Inception to Date **
--------------------------------
             4.00%
--------------------------------


                               (PERFORMANCE GRAPH)

            Champlain Mid Cap Fund      Russell Mid Cap Index
            ----------------------   ---------------------------
6/30/2008          $10,000                     $10,000
7/31/2008           10,400                       9,746

* IF THE ADVISER HAD NOT LIMITED CERTAIN EXPENSES, THE FUND'S TOTAL RETURN WOULD HAVE BEEN LOWER.

**   THE FUND COMMENCED OPERATIONS ON JUNE 30, 2008.

  THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED,
                    MAY BE WORTH LESS THAN ITS ORIGINAL COST.
    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE
        CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND.
 THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.
               INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND,
                UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES
   OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS,
                     THE PERFORMANCE WOULD HAVE BEEN LOWER.
       PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

     THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES.
            THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE
                BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE
            CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

  RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD
           PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                       DEFINITION OF THE COMPARATIVE INDEX

    RUSSELL MIDCAP INDEX IS AN UNMANAGED INDEX COMPRISED OF APPROXIMATELY 800
            STOCKS OF U.S. COMPANIES WITH MID-MARKET CAPITALIZATION.

THE ADVISORS' INNER CIRCLE FUND II                                 CHAMPLAIN
                                                                   MID CAP FUND
                                                                   JULY 31, 2008

                         TOP TEN COMMON STOCK HOLDINGS*

Philadelphia Consolidated Holding ......................................   3.36%
Avon Products ..........................................................   3.17%
St. Jude Medical .......................................................   2.68%
Iron Mountain ..........................................................   2.58%
Clorox .................................................................   2.51%
Hershey ................................................................   2.32%
Constellation Brands, Cl A .............................................   2.23%
HCC Insurance Holdings .................................................   2.21%
Amdocs .................................................................   2.10%
Resmed .................................................................   2.06%

----------
* PERCENTAGES BASED ON TOTAL INVESTMENTS. SHORT-TERM INVESTMENTS ARE NOT SHOWN IN THE TOP TEN CHART.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND
                                                                 JULY 31, 2008

Growth of a $10,000 Investment

--------------------------------------
    AVERAGE ANNUAL TOTAL RETURNS
   FOR PERIOD ENDED JULY 31, 2008*
--------------------------------------
                           Annualized
One Year     Three Year     Inception
 Return        Return        to Date**
--------------------------------------
  3.24%         8.37%         10.14%
--------------------------------------


                              (PERFORMANCE GRAPH)


            Champlain Small Company Fund      Russell 2000 Index
            ----------------------------   -----------------------
11/30/04              $10,000                     $10,000
07/31/08               14,252                      11,788


* IF THE ADVISER HAD NOT LIMITED CERTAIN EXPENSES, THE FUND'S TOTAL RETURN WOULD HAVE BEEN LOWER.

**   THE FUND COMMENCED OPERATIONS ON NOVEMBER 30, 2004.

  THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED,
                    MAY BE WORTH LESS THAN ITS ORIGINAL COST.
    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE
        CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND.
 THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.
  INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED
          IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER.
       PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

     THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS
          ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS
                          TO BUY INDIVIDUAL SECURITIES.

  RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD
           PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                 SEE DEFINITION OF COMPARATIVE INDEX ON PAGE 5.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND
                                                                 JULY 31, 2008

                         TOP TEN COMMON STOCK HOLDINGS*

ABM Industries .........................................................   2.61%
Philadelphia Consolidated Holding ......................................   2.41%
Waste Connections ......................................................   2.21%
Healthcare Realty Trust ................................................   2.15%
Sensient Technologies ..................................................   2.14%
Stewart Enterprises, Cl A ..............................................   2.00%
Bio-Rad Laboratories, Cl A .............................................   1.85%
AptarGroup .............................................................   1.78%
West Pharmaceutical Services ...........................................   1.76%
American Medical Systems Holdings ......................................   1.71%

----------
* PERCENTAGES BASED ON TOTAL INVESTMENTS. SHORT-TERM INVESTMENTS ARE NOT SHOWN IN THE TOP TEN CHART.

THE ADVISORS' INNER CIRCLE FUND II                                 CHAMPLAIN
                                                                   MID CAP FUND
                                                                   JULY 31, 2008

SECTOR WEIGHTINGS (Unaudited)+:

                              (PERFORMANCE GRAPH)

Health Care              24.8%
Information Technology   15.7%
Consumer Staples         15.4%
Financials               13.4%
Industrials              11.9%
Energy                    5.4%
Consumer Discretionary    5.4%
Materials                 5.0%
Repurchase Agreement      3.0%

+    Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 97.8%

                                         SHARES         VALUE
                                      -----------   ------------
CONSUMER DISCRETIONARY -- 5.4%
   Fortune Brands .................           550   $     31,521
   Gentex .........................           850         13,141
   International Game Technology ..         1,100         23,881
   Service International ..........         2,600         24,882
                                                    ------------
                                                          93,425
                                                    ------------
CONSUMER STAPLES -- 15.6%
   Avon Products ..................         1,300         55,120
   Church & Dwight ................           350         19,205
   Clorox .........................           800         43,600
   Constellation Brands, Cl A* ....         1,800         38,736
   Del Monte Foods ................         3,350         28,441
   Estee Lauder, Cl A .............           750         33,075
   Hershey ........................         1,100         40,447
   WM Wrigley Jr ..................           125          9,870
                                                    ------------
                                                         268,494
                                                    ------------
ENERGY -- 5.5%
   BJ Services ....................           400         11,760
   Comstock Resources* ............            50          3,050
   Helix Energy Solutions* ........           800         25,544
   Oceaneering International* .....           400         24,256
   Pioneer Natural Resources ......           150          8,918
   Smith International ............            75          5,578
   Superior Energy Services* ......           200          9,486
   Ultra Petroleum* ...............            50          3,569
   Whiting Petroleum* .............            25          2,342
                                                    ------------
                                                          94,503
                                                    ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 CHAMPLAIN
                                                                   MID CAP FUND
                                                                   JULY 31, 2008

COMMON STOCK -- CONTINUED

                                         SHARES         VALUE
                                      -----------   ------------
FINANCIALS -- 13.5%
   Alleghany* .....................            95   $     29,951
   HCC Insurance Holdings .........         1,700         38,505
   Invesco ........................           650         15,139
   Northern Trust .................           200         15,634
   Philadelphia Consolidated
      Holding* ....................         1,000         58,450
   T Rowe Price Group .............           350         20,947
   Willis Group Holdings ..........           750         23,452
   WR Berkley .....................         1,300         30,706
                                                    ------------
                                                         232,784
                                                    ------------
HEALTH CARE -- 25.0%
   Barr Pharmaceuticals* ..........           400         26,392
   Beckman Coulter ................           350         25,319
   Bio-Rad Laboratories, Cl A* ....           200         17,820
   Cerner* ........................           350         15,631
   Cooper .........................           650         21,905
   CR Bard ........................           200         18,568
   Endo Pharmaceuticals
      Holdings* ...................           550         12,733
   Gen-Probe* .....................           450         23,994
   Healthways* ....................           750         19,057
   Hologic* .......................         1,500         27,705
   Invitrogen* ....................           300         13,305
   Laboratory Corp of America
      Holdings* ...................           400         27,032
   Millipore* .....................           300         21,105
   Mylan* .........................         1,650         21,401
   Patterson* .....................           950         29,668
   Resmed* ........................           950         35,929
   St. Jude Medical* ..............         1,000         46,580
   West Pharmaceutical Services ...           600         27,552
                                                    ------------
                                                         431,696
                                                    ------------
INDUSTRIALS -- 12.0%
   CLARCOR ........................           450         17,334
   Equifax ........................           450         15,791
   IDEX ...........................           900         34,047
   ITT ............................           300         20,088
   Kennametal .....................           550         16,368
   Landstar System ................           250         12,645
   Roper Industries ...............           300         18,354

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 CHAMPLAIN
                                                                   MID CAP FUND
                                                                   JULY 31, 2008

COMMON STOCK -- CONTINUED

                                         SHARES         VALUE
                                      -----------   ------------
INDUSTRIALS -- CONTINUED
   Teleflex .......................           400   $     24,528
   UTi Worldwide ..................           750         13,642
   Waste Connections* .............           950         34,571
                                                    ------------
                                                         207,368
                                                    ------------
INFORMATION TECHNOLOGY -- 15.8%
   Alliance Data Systems* .........           350         22,453
   Amdocs* ........................         1,200         36,492
   Autodesk* ......................           550         17,539
   Citrix Systems* ................           650         17,316
   Concur Technologies* ...........           150          6,183
   FactSet Research Systems .......           100          5,767
   Iron Mountain* .................         1,550         44,950
   Jack Henry & Associates ........           650         14,033
   Metavante Technologies* ........         1,100         24,486
   Mettler Toledo International* ..           250         26,877
   Microchip Technology ...........           400         12,772
   National Instruments ...........           850         28,943
   NeuStar, Cl A* .................           750         15,735
                                                    ------------
                                                         273,546
                                                    ------------
MATERIALS -- 5.0%
   AptarGroup .....................           800         30,960
   Ecolab .........................           750         33,525
   International Flavors &
      Fragrances ..................           550         22,121
                                                    ------------
                                                          86,606
                                                    ------------
   TOTAL COMMON STOCK
      (Cost $1,619,769) ...........                    1,688,422
                                                    ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 CHAMPLAIN
                                                                   MID CAP FUND
                                                                   JULY 31, 2008

REPURCHASE AGREEMENT -- 3.0%

                                          FACE
                                         AMOUNT         VALUE
                                      -----------   ------------
Morgan Stanley
   1.750%, dated 07/31/08, to be
      repurchased on 08/01/08,
      repurchase price $51,739
      (collateralized by a U.S.
      Treasury Inflationary Index
      Note, par value $52,718,
      2.375%, 01/15/25; total
      market value $52,771)
      (Cost $51,736) ..............   $    51,736   $     51,736
                                                    ------------
TOTAL INVESTMENTS -- 100.8%
   (Cost $1,671,505) ..............                 $  1,740,158
                                                    ============

Percentages are based on Net Assets of $1,726,255.

*    Non-income producing security.

Cl   -- Class

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND
                                                                 JULY 31, 2008

SECTOR WEIGHTINGS (UNAUDITED)+:

                              (PERFORMANCE GRAPH)

Industrials              21.1%
Health Care              17.2%
Information Technology   16.0%
Financials               13.9%
Consumer Staples          9.8%
Consumer Discretionary    7.2%
Repurchase Agreement      5.9%
Energy                    5.0%
Materials                 3.9%

+    Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 95.1%

                                         SHARES         VALUE
                                      -----------   ------------
CONSUMER DISCRETIONARY -- 7.2%
   Gentex .........................       420,000   $  6,493,200
   K12* ...........................        78,000      1,971,840
   Matthews International, Cl A ...       118,000      5,889,380
   Panera Bread, Cl A* ............        87,000      4,358,700
   Regis ..........................       177,000      4,954,230
   Stewart Enterprises, Cl A ......     1,030,000      9,177,300
                                                    ------------
                                                      32,844,650
                                                    ------------
CONSUMER STAPLES -- 10.0%
   Bare Escentuals* ...............       304,000      3,508,160
   Chattem* .......................        88,000      5,673,360
   Del Monte Foods ................       808,000      6,859,920
   Hain Celestial Group* ..........       269,000      7,031,660
   Lancaster Colony ...............       216,000      7,022,160
   Lance ..........................       183,000      3,367,200
   Ralcorp Holdings* ..............        96,000      5,180,160
   WD-40 ..........................       190,000      6,492,300
                                                    ------------
                                                      45,134,920
                                                    ------------
ENERGY -- 5.0%
   Cal Dive International* ........       241,000      2,581,110
   Complete Production Services* ..        89,000      2,833,760
   Comstock Resources* ............        30,000      1,830,300
   Goodrich Petroleum* ............        30,000      1,375,500
   Helix Energy Solutions* ........        90,000      2,873,700
   Oceaneering International* .....        78,000      4,729,920
   Superior Well Services* ........        95,000      3,017,200
   TETRA Technologies* ............       187,000      3,539,910
                                                    ------------
                                                      22,781,400
                                                    ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND
                                                                 JULY 31, 2008

COMMON STOCK -- CONTINUED

                                         SHARES         VALUE
                                      -----------   ------------
FINANCIALS -- 14.0%
   CoBiz Financial ................       114,500   $  1,100,345
   Columbia Banking System ........       100,500      1,518,555
   East West Bancorp ..............        76,500        911,115
   First Mercury Financial* .......       225,000      3,600,000
   First Midwest Bancorp ..........       101,000      2,073,530
   FirstService* ..................       180,000      2,998,800
   Glacier Bancorp ................        30,000        650,100
   HCC Insurance Holdings .........        60,000      1,359,000
   Healthcare Realty Trust ........       340,000      9,863,400
   Independent Bank ...............        89,000      2,328,240
   Interactive Data ...............       131,000      3,772,800
   National Financial Partners ....       187,000      3,898,950
   National Interstate ............       108,800      2,189,056
   Navigators Group* ..............       157,000      7,466,920
   Philadelphia Consolidated
      Holding* ....................       189,000     11,047,050
   Prosperity Bancshares ..........        30,000        963,000
   RLI ............................        54,000      2,949,480
   UCBH Holdings ..................       202,000        911,020
   Wilmington Trust ...............       169,000      3,983,330
                                                    ------------
                                                      63,584,691
                                                    ------------
HEALTH CARE -- 17.4%
   American Medical Systems
      Holdings* ...................       477,000      7,856,190
   ArthroCare* ....................       157,000      3,318,980
   athenahealth* ..................        67,000      2,023,400
   Bio-Rad Laboratories, Cl A* ....        95,000      8,464,500
   Cooper .........................       126,500      4,263,050
   ev3* ...........................       391,000      3,773,150
   Gen-Probe* .....................        41,000      2,186,120
   Greatbatch* ....................       137,000      2,803,020
   Healthways* ....................       205,000      5,209,050
   Immucor* .......................       115,000      3,464,950
   Integra LifeSciences
      Holdings* ...................       138,000      6,301,080
   Luminex* .......................       176,000      3,872,000
   Martek Biosciences* ............        54,000      2,030,940
   MedAssets* .....................        96,000      1,451,520
   Meridian Bioscience ............        24,200        629,442
   NuVasive* ......................        59,000      3,314,030
   SonoSite* ......................        94,000      3,079,440

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND
                                                                 JULY 31, 2008

COMMON STOCK -- CONTINUED

                                         SHARES         VALUE
                                      -----------   ------------
HEALTH CARE -- CONTINUED
   VCA Antech* ....................       132,000   $  3,846,480
   West Pharmaceutical Services ...       175,500      8,058,960
   Wright Medical Group* ..........        89,000      2,802,610
                                                    ------------
                                                      78,748,912
                                                    ------------
INDUSTRIALS -- 21.3%
   ABM Industries .................       500,000     11,965,000
   Administaff ....................       197,000      5,655,870
   Belden .........................        48,000      1,772,160
   Brady, Cl A ....................       119,000      4,363,730
   CLARCOR ........................       135,000      5,200,200
   CoStar Group* ..................       120,000      5,986,800
   First Advantage, Cl A* .........       156,000      2,364,960
   Forward Air ....................        94,000      3,439,460
   HEICO, Cl A ....................        84,000      2,380,560
   IDEX ...........................       189,000      7,149,870
   Kaydon .........................       138,000      6,543,960
   Kennametal .....................       151,000      4,493,760
   Landstar System ................        78,000      3,945,240
   RBC Bearings* ..................       189,000      6,288,030
   Schawk .........................       335,500      4,338,015
   Teleflex .......................       101,000      6,193,320
   UTi Worldwide ..................       241,000      4,383,790
   Waste Connections* .............       278,000     10,116,420
                                                    ------------
                                                      96,581,145
                                                    ------------
INFORMATION TECHNOLOGY -- 16.2%
   Blackbaud ......................       163,000      2,911,180
   Blackboard* ....................       157,000      6,273,720
   comScore* ......................       120,500      2,299,140
   Concur Technologies* ...........        96,000      3,957,120
   Constant Contact* ..............        77,600      1,382,832
   Entegris* ......................       421,000      2,664,930
   Euronet Worldwide* .............       379,000      6,064,000
   FactSet Research Systems .......        47,000      2,710,490
   FARO Technologies* .............       138,000      3,270,600
   Jack Henry & Associates ........       241,000      5,203,190
   Metavante Technologies* ........       217,000      4,830,420
   MIPS Technologies, Cl A* .......       525,000      1,995,000
   National Instruments ...........       207,000      7,048,350

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND
                                                                 JULY 31, 2008

COMMON STOCK -- CONCLUDED

                                         SHARES         VALUE
                                      -----------   ------------
INFORMATION TECHNOLOGY -- CONTINUED
   NetSuite* ......................       102,000   $  1,760,520
   NeuStar, Cl A* .................       211,000      4,426,780
   NIC ............................       235,000      1,715,500
   RightNow Technologies* .........       148,000      2,381,320
   Taleo, Cl A* ...................        90,000      1,686,600
   TIBCO Software* ................       472,000      3,875,120
   Vocus* .........................        48,000      1,708,320
   Wright Express* ................       202,000      5,363,100
                                                    ------------
                                                      73,528,232
                                                    ------------
MATERIALS -- 4.0%
   AptarGroup .....................       211,000      8,165,700
   Sensient Technologies ..........       315,000      9,802,800
                                                    ------------
                                                      17,968,500
                                                    ------------
   TOTAL COMMON STOCK
      (Cost $432,159,757) .........                  431,172,450
                                                    ------------

REPURCHASE AGREEMENT -- 6.0%

                                          FACE
                                         AMOUNT         VALUE
                                      -----------   ------------
Morgan Stanley
   1.750%, dated 07/31/08, to be
   repurchased on 08/01/08,
   repurchase price $27,214,233
   (collateralized by a U.S.
   Treasury Inflationary Index
   Note, par value $27,729,559,
   2.375%, 01/15/25; total
   market value $27,784,911)
   (Cost $27,212,910) .............   $27,212,910     27,212,910
                                                    ------------
TOTAL INVESTMENTS -- 101.1%
   (Cost $459,372,667) ............                 $458,385,360
                                                    ============

Percentages are based on Net Assets of $453,522,135.

*    Non-income producing security.

Cl   -- Class

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2008

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                               CHAMPLAIN
                                                                                 CHAMPLAIN       SMALL
                                                                                  MID CAP       COMPANY
                                                                                   FUND          FUND
                                                                                ----------   ------------
ASSETS:
Investments at value (Cost $1,619,769 and $432,159,757, respectively) .......   $1,688,422   $431,172,450
Repurchase Agreement, at Value (Cost $51,736 and
   $27,212,910, respectively) ...............................................       51,736     27,212,910
Receivable for Capital Shares Sold ..........................................       22,000      2,835,809
Receivable for Investment Securities Sold ...................................           --      2,724,930
Receivable for Dividends and Interest .......................................          750        190,508
Receivable from Adviser .....................................................        2,836             --
Deferred Offering Costs .....................................................        4,671             --
Prepaid Expenses ............................................................           --          6,969
                                                                                ----------   ------------
   TOTAL ASSETS .............................................................    1,770,415    464,143,576
                                                                                ----------   ------------
LIABILITIES:
Payable for Investment Securities Purchased .................................       35,423      9,738,945
Payable for Capital Shares Redeemed .........................................           --        289,012
Payable due to Investment Adviser ...........................................           --        287,717
Payable due to Distributor ..................................................          237         87,222
Payable due to Administrator ................................................           87         33,108
Chief Compliance Officer Fees Payable .......................................           11          2,991
Payable due to Trustees .....................................................            5          1,364
Other Accrued Expenses ......................................................        8,397        181,082
                                                                                ----------   ------------
   TOTAL LIABILITIES ........................................................       44,160     10,621,441
                                                                                ----------   ------------
NET ASSETS ..................................................................   $1,726,255   $453,522,135
                                                                                ==========   ============
NET ASSETS CONSISTS OF:
Paid-in Capital .............................................................    1,657,555    446,640,848
Undistributed Net Investment Income .........................................           47             --
Accumulated Net Realized Gain ...............................................           --      7,868,594
Net Unrealized Appreciation/(Depreciation) on Investments ...................       68,653       (987,307)
                                                                                ----------   ------------
   NET ASSETS ...............................................................   $1,726,255   $453,522,135
                                                                                ==========   ============
ADVISOR CLASS SHARES:
   Shares Issued and Outstanding
      (unlimited authorization -- no par value) .............................      166,058     35,273,350
NET ASSET VALUE, Offering and Redemption Price Per Share ....................   $    10.40   $      12.86
                                                                                ==========   ============

AMOUNTS DESIGNATED AS "--" ARE $0, OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 YEAR ENDED
                                                                 JULY 31, 2008

STATEMENTS OF OPERATIONS

                                                                                              CHAMPLAIN
                                                                                 CHAMPLAIN       SMALL
                                                                                  MID CAP      COMPANY
                                                                                   FUND*         FUND
                                                                                ----------   ------------
INVESTMENT INCOME
Dividends ...................................................................   $    1,085   $  2,651,957
Interest ....................................................................          193        988,709
                                                                                ----------   ------------
   TOTAL INVESTMENT INCOME ..................................................        1,278      3,640,666
                                                                                ----------   ------------
EXPENSES
Investment Advisory Fees ....................................................          757      3,106,372
Distribution Fees ...........................................................          237        862,880
Administration Fees .........................................................           87        326,149
Chief Compliance Officer Fees ...............................................           11         10,434
Trustees' Fees ..............................................................            5          5,787
Transfer Agent Fees .........................................................        3,158        388,337
Legal Fees ..................................................................           24         43,780
Printing Fees ...............................................................           41         46,460
Registration Fees ...........................................................           64         31,087
Custodian Fees ..............................................................          204         27,942
Audit Fees ..................................................................          152         41,045
Insurance and Other Expenses ................................................           84          8,605
                                                                                ----------   ------------
   TOTAL EXPENSES ...........................................................        4,824      4,898,878
Less: Advisory Fees Waived and Expenses Reimbursed ..........................       (3,593)       (37,434)
      Fees Paid Indirectly (See Note 4) .....................................           --        (29,785)
                                                                                ----------   ------------
   NET EXPENSES .............................................................        1,231      4,831,659
                                                                                ----------   ------------
NET INVESTMENT INCOME/(LOSS) ................................................           47     (1,190,993)
                                                                                ----------   ------------
NET REALIZED GAIN ON INVESTMENTS ............................................           --     17,379,688
                                                                                ----------   ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   ON INVESTMENTS ...........................................................       82,083     (6,328,221)
                                                                                ----------   ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .............................       82,083   $ 11,051,467
                                                                                ----------   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................   $   82,130   $  9,860,474
                                                                                ==========   ============

AMOUNTS DESIGNATED AS "--" ARE $0, OR HAVE BEEN ROUNDED TO $0.

*    FUND COMMENCED OPERATIONS ON JUNE 30, 2008.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                  CHAMPLAIN
                                                                    MID CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  PERIOD
                                                                                   ENDED
                                                                                 JULY 31,
                                                                                   2008*
                                                                                ----------
OPERATIONS:
   Net Investment Income ....................................................   $       47
   Net Realized Gain on Investments .........................................           --
   Net Change in Unrealized Appreciation (Depreciation) on Investments ......       82,083
                                                                                ----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................       82,130
                                                                                ----------
CAPITAL SHARE TRANSACTIONS:
   Issued ...................................................................    1,005,333
   Issued through In-Kind Transfer** ........................................      638,792
                                                                                ----------
   NET INCREASE IN NET ASSETS FROM CAPITAL
      SHARE TRANSACTIONS ....................................................    1,644,125
                                                                                ----------
      TOTAL INCREASE IN NET ASSETS ..........................................    1,726,255
                                                                                ----------
NET ASSETS:
   Beginning of Period ......................................................           --
                                                                                ----------
   End of Period (including undistributed net investment income of $47) .....   $1,726,255
                                                                                ==========
SHARE TRANSACTIONS:
   Issued ...................................................................      102,179
   Issued through In-Kind Transfer** ........................................       63,879
                                                                                ----------
   NET INCREASE IN SHARES OUTSTANDING FROM SHARE TRANSACTIONS ...............      166,058
                                                                                ==========

AMOUNTS DESIGNATED AS "--" ARE $0, OR HAVE BEEN ROUNDED TO $0.

*    FUND COMMENCED OPERATIONS ON JUNE 30, 2008.

**   SEE NOTE 9 IN NOTES TO FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                           YEAR           YEAR
                                                           ENDED          ENDED
                                                         JULY 31,       JULY 31,
                                                           2008           2007
                                                       ------------   ------------
OPERATIONS:
   Net Investment Loss .............................   $ (1,190,993)  $   (433,806)
   Net Realized Gain on Investments ................     17,379,688     11,953,740
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments ................     (6,328,221)     7,119,884
                                                       ------------   ------------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ..............................      9,860,474     18,639,818
                                                       ------------   ------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Realized Gain ...............................    (19,536,170)    (1,672,123)
                                                       ------------   ------------
      TOTAL DIVIDENDS AND DISTRIBUTIONS ............    (19,536,170)    (1,672,123)
                                                       ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Issued ..........................................    275,615,867    197,956,944
   Reinvestment of Distributions ...................     19,064,497      1,612,398
   Redeemed ........................................    (74,604,360)   (21,824,793)
                                                       ------------   ------------
   NET INCREASE IN NET ASSETS FROM CAPITAL
      SHARE TRANSACTIONS ...........................    220,076,004    177,744,549
                                                       ------------   ------------
      TOTAL INCREASE IN NET ASSETS .................    210,400,308    194,712,244
                                                       ------------   ------------
NET ASSETS:
   Beginning of Year ...............................    243,121,827     48,409,583
                                                       ------------   ------------
   End of Year (including accumulated net investment
      loss of $0 and $0, respectively) .............   $453,522,135   $243,121,827
                                                       ============   ============
SHARE TRANSACTIONS:
   Issued ..........................................     21,415,442     15,524,833
   Reinvestment of Distributions ...................      1,488,814        130,377
   Redeemed ........................................     (5,918,655)    (1,723,671)
                                                       ------------   ------------
   NET INCREASE IN SHARES OUTSTANDING FROM
      SHARE TRANSACTIONS ...........................     16,985,601     13,931,539
                                                       ============   ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                  CHAMPLAIN
                                                                    MID CAP FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                               PERIOD
                                                                ENDED
                                                              JULY 31,
                                                                2008*
                                                              --------
Net Asset Value, Beginning of Period ......................   $10.00
                                                              ------
Income (Loss) from Operations:
Net Investment Income .....................................       --
Net Realized and Unrealized Gain on Investments ...........     0.40
                                                              ------
Total from Operations .....................................     0.40
                                                              ------
Net Asset Value, End of Period ............................   $10.40
                                                              ======
TOTAL RETURN+ .............................................     4.00%
                                                              ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) .....................   $1,726
Ratio of Expenses to Average Net Assets (including waivers,
   and reimbursements, excluding fees paid indirectly) ....     1.30%**
Ratio of Expenses to Average Net Assets (including waivers,
   reimbursements and fees paid indirectly) ...............     1.30%**
Ratio of Expenses to Average Net Assets (excluding waivers,
   reimbursements and fees paid indirectly) ...............     5.10%**
Ratio of Net Investment Income to Average Net Assets ......     0.05%**
Portfolio Turnover Rate ...................................     0.00%+++

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. THE RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

+++  NOT ANNUALIZED.

*    COMMENCED OPERATIONS ON JUNE 30, 2008.

**   ANNUALIZED.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                          FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

                                              YEAR       YEAR       YEAR      PERIOD
                                              ENDED      ENDED      ENDED      ENDED
                                            JULY 31,   JULY 31,   JULY 31,   JULY 31,
                                              2008       2007       2006       2005*
                                            --------   --------   --------   --------
Net Asset Value, Beginning of Period ....   $  13.29   $  11.11   $ 11.18    $ 10.00
                                            --------   --------   -------    -------
Income (Loss) from Operations:
Net Investment Loss(1) ..................      (0.04)     (0.04)    (0.02)     (0.04)
Net Realized and Unrealized
   Gain on Investments ..................       0.47       2.43      0.17(2)    1.24
                                            --------   --------   -------    -------
Total from Operations ...................       0.43       2.39      0.15       1.20
                                            --------   --------   -------    -------
Dividends and Distributions from:
   Net Investment Income ................         --         --     (0.01)     (0.02)
   Net Realized Gains ...................      (0.86)     (0.21)    (0.21)        --
                                            --------   --------   -------    -------
Total Dividends and Distributions .......      (0.86)     (0.21)    (0.22)     (0.02)
                                            --------   --------   -------    -------
Net Asset Value, End of Period ..........   $  12.86   $  13.29   $ 11.11    $ 11.18
                                            ========   ========   =======    =======
TOTAL RETURN+ ...........................       3.24%     21.69%     1.30%     11.98%
                                            ========   ========   =======    =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ...   $453,522   $243,122   $48,410    $11,797
Ratio of Expenses to Average Net Assets
   (including waivers, recaptures, and
   reimbursements, excluding fees paid
   indirectly) ..........................       1.41%      1.41%     1.41%      1.40%**
Ratio of Expenses to Average Net Assets
   (including waivers, recaptures,
   reimbursements and fees paid
   indirectly) ..........................       1.40%      1.40%     1.40%      1.40%**
Ratio of Expenses to Average Net Assets
   (excluding waivers, recaptures,
   reimbursements and fees paid
   indirectly) ..........................       1.42%      1.49%     2.26%      5.95%**
Ratio of Net Investment Loss to
   Average Net Assets ...................      (0.35)%    (0.33)%   (0.22)%    (0.53)%**
Portfolio Turnover Rate .................      64.75%     68.95%    93.85%     44.04%++

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. THE RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED BY THE ADVISER DURING THE PERIOD.

++   NOT ANNUALIZED. EXCLUDES EFFECT OF IN-KIND TRANSFER.

*    COMMENCED OPERATIONS ON NOVEMBER 30, 2004.

**   ANNUALIZED.

(1)  PER SHARE NET INVESTMENT LOSS CALCULATED USING AVERAGE SHARES.

(2) THE AMOUNT SHOWN FOR THE YEAR ENDED JULY 31, 2006 FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR DOES NOT ACCORD WITH THE AGGREGATE NET LOSSES ON INVESTMENTS FOR THAT YEAR BECAUSE OF THE TIMING OF THE SALES AND REPURCHASES OF FUND SHARES IN RELATION TO THE FLUCTUATING MARKET VALUE OF THE INVESTMENTS OF THE FUND.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2008

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND II (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with twenty-nine funds. The financial statements herein are those of the Champlain Mid Cap Fund and Small Company Fund (the "Funds"). The investment objective of the Funds is capital appreciation. The Funds invest primarily (at least 80% of their net assets) in common stocks of medium-sized companies with market capitalization of less than $15 billion and small companies with market capitalization of less than $2.5 billion, respectively. The financial statements of the remaining funds are presented separately. The assets of each fund of the Trust are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Funds currently offer Adviser Class Shares.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds:

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2008

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Trust's Board of Trustees (the "Board"). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2008, there were no fair valued securities.

     FEDERAL INCOME TAXES -- It is the Funds' intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made.

     On January 31, 2008, the Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the applicable taxing authority and requires measurement of a tax position meeting the "more-likely-than-not" threshold, based on the largest benefit that is more than 50 percent likely to be realized.

     The adoption of FIN 48 did not result in the recording of any tax expenses in the current period. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date for financial reporting purposes. Costs used in

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2008

     determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

     REPURCHASE AGREEMENTS -- In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     EXPENSES -- Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

     ORGANIZATION AND OFFERING COSTS -- Offering costs of the Mid Cap Fund, which commenced operations on June 30, 2008, have been expensed as incurred. Offering costs, including costs of printing initial prospectuses and registration fees, are being amortized to expense over twelve months beginning with inception.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the
"Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer ("CCO") and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2008

4. ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds at an annual rate of:

     0.10% on the first $250 million of the Funds' average daily net assets; 0.08% on the next $250 million of the Funds' average daily net assets; and 0.06% on the Funds' average daily net assets over $500 million.

The Funds are subject to a minimum annual administration fee of $200,000. There is also a minimum annual administration fee of $15,000 per additional class.

The Trust and Distributor are parties to a Distribution Plan dated May 31, 2000, amended and restated November 16, 2004. The Funds have adopted a Distribution Plan (the "Plan") for the Advisor Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds' average net assets attributable to the Advisor Class Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended July 31, 2008, the Small Company Fund earned credits of $29,785, which were used to offset transfer agent expenses. This amount is listed as "Fees Paid Indirectly" on the Statement of Operations. The Mid Cap Fund did not earn any cash management credits.

U.S. Bank acts as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENT:

Champlain Investment Partners, LLC (the "Adviser") serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.80% and 0.90% of the Mid Cap Fund and Small Company Fund's average daily net assets, respectively. The Adviser has voluntarily agreed to limit the total expenses of the Advisor shares of the Mid Cap Fund and Small Company Funds' (excluding interest,

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2008

taxes, brokerage expenses) to 1.30% and 1.40% of the Funds' respective average daily net assets. To maintain this expense limitation, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. The Adviser intends to continue its voluntary expense limitation until further notice, but may discontinue it at any time. If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Adviser may retain the difference between the "Total Annual Fund Operating Expenses" and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period. During the year ended July 31, 2008, the Adviser recaptured $26,851 of prior expense limitation reimbursements for the Small Company Fund. At July 31, 2008, the remaining amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses for the Small Company Fund and Mid Cap Fund was $392,461 and $8,264, respectively.

6. INVESTMENT TRANSACTIONS:

For the period ended July 31, 2008, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

                                PURCHASES        SALES
                               ------------   ------------
Champlain Mid Cap Fund*        $    967,547   $         --
Champlain Small Company Fund    397,668,328    206,857,092

*    FUND COMMENCED OPERATIONS ON JUNE 30, 2008.

There were no purchases or sales of long-term U.S. Government securities.

7. FEDERAL TAX INFORMATION:

It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Permanent book and tax differences resulted in the reclassification of $1,190,993 to accumulated net investment loss and $(1,190,993) to accumulated net realized gain in the Champlain Small Company Fund. These differences are primarily due to net operating losses. This reclassification had no effect on net assets or net asset value. There were no permanent book and tax differences in the Mid Cap Fund.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2008

The tax character of dividends and distributions for the Small Company Fund declared during the years ended July 31, 2008 and July 31, 2007 was as follows:

        ORDINARY       LONG-TERM
         INCOME      CAPITAL GAIN       TOTAL
       -----------   ------------   ------------
2008   $16,919,027     $2,617,143    $19,536,170
2007     1,334,283        337,840      1,672,123

As of July 31, 2008, the components of Distributable Earnings on a tax basis were as follows:

                                         MID CAP   SMALL COMPANY
                                           FUND         FUND
                                         -------   -------------
Undistributed Ordinary Income            $    47    $ 4,942,834
Undistributed Long-Term Capital Gain          --      5,767,814
Unrealized Appreciation/(Depreciation)    68,653     (3,829,361)
                                         -------    -----------
Total Distributable Earnings             $68,700    $ 6,881,287
                                         =======    ===========

The Federal tax cost and aggregate gross unrealized appreciation and deprecia-tion on investments held by the Funds at July 31, 2008 were as follows:

                                       AGGREGATE       AGGREGATE          NET
                                         GROSS           GROSS         UNREALIZED
                        FEDERAL        UNREALIZED      UNREALIZED     APPRECIATION
                       TAX COST       APPRECIATION    DEPRECIATION   (DEPRECIATION)
                     ------------   ---------------   ------------   --------------
Mid Cap Fund         $  1,671,505     $   143,822      $    75,169     $    68,653
Small Company Fund    462,214,721      41,277,929       45,107,290      (3,829,361)

8. OTHER:

At July 31, 2008, 99.98% of the total shares outstanding of Mid Cap Fund were held by three shareholders and 67.09% of the total shares outstanding of Small Company Fund were held by four shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of several individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements are dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2008

9. IN-KIND TRANSFERS:

On June 30, 2008, the Mid Cap Fund commenced operations as a result of a contribution in-kind of investment securities. As a result of this contribution, 63,879 shares of the Fund were issued for assets valued at $638,792. The securities were exchanged tax-free and had $13,430 of unrealized depreciation at the time of transfer.

10. ACCOUNTING PRONOUNCEMENTS:

In September 2006, the FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of July 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the Champlain Mid Cap Fund
Champlain Small Company Fund
of The Advisors' Inner Circle Fund II:

We have audited the accompanying statements of assets and liabilities of the Champlain Mid Cap Fund and the Champlain Small Company Fund (two of the series constituting The Advisors' Inner Circle Fund II (the "Trust")), including the schedules of investments, as of July 31, 2008, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the periods presented in the three years then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period November 30, 2004 (commencement of operations) to July 31, 2005 were audited by other auditors, whose report dated September 21, 2005 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2008

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Champlain Mid Cap Fund and Champlain Small Company Fund of The Advisors' Inner Circle Fund II at July 31, 2008, and the results of their operations, the changes in their net assets, and their financial highlights for each of the periods presented in the three years then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
September 25, 2008

                      This page intentionally left blank.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2008

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act by virtue

                                               TERM OF
                             POSITION(S)     OFFICE AND
      NAME, ADDRESS,          HELD WITH       LENGTH OF
          AGE(1)              THE TRUST    TIME SERVED(2)
      --------------         -----------   --------------
INTERESTED
BOARD MEMBERS
-------------
ROBERT A. NESHER              Chairman      (Since 1991)
61 yrs. old                 of the Board
                             of Trustees

WILLIAM M. DORAN               Trustee      (Since 1992)
1701 Market Street,
Philadelphia, PA 19103
68 yrs. old

(1) Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2008

of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-773-3238. The following chart lists Trustees and Officers as of July 31, 2008.

                                                       NUMBER OF
                                                       FUNDS IN
                                                     THE ADVISORS'
                                                 INNER CIRCLE FUND II
            PRINCIPAL OCCUPATION(S)                OVERSEEN BY BOARD              OTHER DIRECTORSHIPS
              DURING PAST 5 YEARS                       MEMBER                  HELD BY BOARD MEMBER(3)
            -----------------------              --------------------   --------------------------------------
Currently performs various services on behalf             29            Trustee of The Advisors' Inner Circle
of SEI Investments for which Mr. Nesher is                              Fund, Bishop Street Funds, SEI Asset
compensated. Executive Vice President of SEI                            Allocation Trust, SEI Daily Income
Investments, 1986-1994. Director and Executive                          Trust, SEI Index Funds, SEI
Vice President of the Administrator and the                             Institutional International Trust, SEI
Distributor, 1981-1994.                                                 Institutional Investments Trust, SEI
                                                                        Institutional Managed Trust, SEI
                                                                        Liquid Asset Trust, SEI Tax Exempt
                                                                        Trust, SEI Opportunity Master Fund,
                                                                        L.P., SEI Opportunity Fund, L.P., SEI
                                                                        Global Master Fund, PLC, SEI Global
                                                                        Assets Fund, PLC, SEI Global
                                                                        Investments Fund, PLC, SEI Investments
                                                                        Global, Limited, SEI Investments
                                                                        Global Fund Services, Limited, SEI
                                                                        Investments (Europe) Ltd., SEI
                                                                        Investments Unit Trust Management (UK)
                                                                        Limited and SEI Global Nominee Ltd.

Self-employed Consultant since 2003. Partner,             29            Director of SEI Investments Company
Morgan, Lewis & Bockius LLP (law firm) from                             and SEI Investments Distribution Co.,
1976-2003, counsel to the Trust, SEI                                    SEI Investments Global Fund Services
Investments, the Administrator and the                                  Limited, SEI Investments Global
Distributor. Director of SEI Investments since                          Limited, Trustee of The Advisors'
1974; Secretary of SEI Investments since 1978.                          Inner Circle Fund, Bishop Street
                                                                        Funds, SEI Asset Allocation Trust, SEI
                                                                        Daily Income Trust, SEI Index Funds,
                                                                        SEI Institutional International Trust,
                                                                        SEI Institutional Investments Trust,
                                                                        SEI Institutional Managed Trust, SEI
                                                                        Liquid Asset Trust, SEI Tax Exempt
                                                                        Trust, SEI Investments Global Fund
                                                                        Services Limited, SEI Investments
                                                                        Global, Limited, SEI Investments
                                                                        (Europe), Limited, SEI Investments
                                                                        (Asia) Limited and SEI Asset Korea
                                                                        Co., Ltd.


(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2008

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED)

                                              TERM OF
                            POSITION(S)     OFFICE AND
      NAME, ADDRESS,         HELD WITH       LENGTH OF
          AGE(1)             THE TRUST    TIME SERVED(2)
      --------------        -----------   --------------
INDEPENDENT
BOARD MEMBERS
-------------
JAMES M. STOREY                Trustee      (Since 1994)
77 yrs. old

GEORGE J. SULLIVAN, JR.        Trustee      (Since 1999)
65 yrs. old

BETTY L. KRIKONIAN             Trustee      (Since 2005)
65 yrs. old

CHARLES E. CARLBOM             Trustee      (Since 2005)
73 yrs. old

(1) Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2008

                                                       NUMBER OF
                                                       FUNDS IN
                                                     THE ADVISORS'
                                                 INNER CIRCLE FUND II
            PRINCIPAL OCCUPATION(S)                OVERSEEN BY BOARD              OTHER DIRECTORSHIPS
              DURING PAST 5 YEARS                       MEMBER                  HELD BY BOARD MEMBER(3)
            -----------------------              --------------------   --------------------------------------
Attorney, Solo Practitioner since 1994.                   29            Trustee of The Advisors' Inner Circle
Partner, Dechert, September 1987-December                               Fund, Bishop Street Funds, SEI Asset
1993.                                                                   Allocation Trust, SEI Daily Income
                                                                        Trust, SEI Index Funds, SEI
                                                                        Institutional International Trust, SEI
                                                                        Institutional Investments Trust, SEI
                                                                        Institutional Managed Trust, SEI
                                                                        Liquid Asset Trust, SEI Tax Exempt
                                                                        Trust and U.S. Charitable Gift Trust.

Chief Executive Officer, Newfound Consultants,            29            Trustee, State Street Navigator
Inc. since April 1997. General Partner, Teton                           Securities Lending Trust, since 1995.
Partners, L.P., June 1991- December 1996;                               Trustee of The Advisors' Inner Circle
Chief Financial Officer, Nobel Partners, L.P.,                          Fund, Bishop Street Funds, SEI Asset
March 1991-December 1996; Treasurer and Clerk,                          Allocation Trust, SEI Daily Income
Peak Asset Management, Inc., since 1991.                                Trust, SEI Index Funds, SEI
                                                                        Institutional International Trust, SEI
                                                                        Institutional Investments Trust, SEI
                                                                        Institutional Managed Trust, SEI
                                                                        Liquid Asset Trust, SEI Tax Exempt
                                                                        Trust, SEI Opportunity Master Fund,
                                                                        L.P., and SEI Opportunity Fund, L.P.

Self-employed Legal and Financial Services                29            Trustee of The Advisors' Inner Circle
Consultant since 2003. Counsel to State Street                          Fund and Bishop Street Funds.
Bank Global Securities and Cash Operations
from 1995 to 2003.

Self-employed Business Consultant, Business               29            Trustee of The Advisors' Inner Circle
Project Inc. since 1997. CEO and President,                             Fund, Bishop Street Funds. Oregon
United Grocers Inc. from 1997 to 2000.                                  Trust Co. and O.T. Logistics, Inc.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2008

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED)

                                                 TERM OF
                              POSITION(S)      OFFICE AND
      NAME, ADDRESS,           HELD WITH        LENGTH OF
          AGE(1)               THE TRUST     TIME SERVED(2)
      --------------        --------------   --------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)
-------------------------
MITCHELL A. JOHNSON             Trustee       (Since 2005)
66 yrs. old

JOHN K. DARR                    Trustee       (Since 2008)
63 yrs. old

OFFICERS
--------
PHILIP T. MASTERSON            President      (Since 2008)
44 yrs. old

MICHAEL LAWSON               Controller and   (Since 2005)
47 yrs. old                 Chief Financial
                                Officer

JOSEPH GALLO                 Vice President   (Since 2007)
35 yrs. old                  and Secretary

(1) Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2008

                                                       NUMBER OF
                                                       FUNDS IN
                                                     THE ADVISORS'
                                                 INNER CIRCLE FUND II
            PRINCIPAL OCCUPATION(S)                OVERSEEN BY BOARD              OTHER DIRECTORSHIPS
              DURING PAST 5 YEARS                       MEMBER                  HELD BY BOARD MEMBER(3)
            -----------------------              --------------------   --------------------------------------
Retired.                                                  29            Director, Federal Agricultural
                                                                        Mortgage Corporation. Trustee of The
                                                                        Advisors' Inner Circle Fund and Bishop
                                                                        Street Funds.

CEO, Office of Finance, FHL Banks,                        29            Trustee of The Advisors' Inner Circle
from 1992 to 2007.                                                      Fund II and Bishop Street Funds.
                                                                        Director of Federal Home Loan
                                                                        Bank of Pittsburgh and Manna, Inc.
                                                                        Mortgage Corporation. Trustee of
                                                                        The Advisors' Inner Circle Fund
                                                                        and Bishop Street Funds.

Managing Director of SEI Investments since                N/A                          N/A
2006. Vice President and Assistant Secretary
of the Administrator from 2004 to 2006.
General Counsel of Citco Mutual Fund Services
from 2003 to 2004. Vice President and
Associate Counsel for the Oppenheimer Funds
from 2001 to 2003.

Director, SEI Investments, Fund Accounting                N/A                          N/A
since July 2005. Manager, SEI Investments AVP
from April 1995 to February 1998 and November
1998 to July 2005.

Attorney for SEI Investments since 2007.                  N/A                          N/A
Associate Counsel at ICMA-RC from
2004 to 2007. Assistant Secretary of
The VantageTrust Company in 2007.
Assistant Secretary of The Vantagepoint
Funds from 2006 to 2007. Investigator,
U.S. Department of Labor from 2002 to 2004.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2008

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED)

                                                  TERM OF
                               POSITION(S)      OFFICE AND
      NAME, ADDRESS,            HELD WITH        LENGTH OF
          AGE(1)                THE TRUST      TIME SERVED
      --------------           -----------     ------------
OFFICERS (CONTINUED)
--------------------
CAROLYN MEAD                 Vice President    (Since 2007)
51 yrs. old                   and Assistant
                                Secretary

JAMES NDIAYE                 Vice President    (Since 2004)
39 yrs. old                   and Assistant
                                Secretary

TIMOTHY D. BARTO             Vice President     (Since 2000)
40 yrs. old                   and Assistant
                                Secretary

RUSSELL EMERY               Chief Compliance   (Since 2006)
45 yrs. old                      Officer

ANDREW S. DECKER               AML Officer     (Since 2008)
44 yrs. old

(1) The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2008

                                                       NUMBER OF
                                                       FUNDS IN
                                                     THE ADVISORS'
                                                 INNER CIRCLE FUND II
            PRINCIPAL OCCUPATION(S)                OVERSEEN BY BOARD     OTHER DIRECTORSHIPS
              DURING PAST 5 YEARS                       MEMBER          HELD BY BOARD MEMBER
            -----------------------              --------------------   --------------------
Counsel at SEI Investments since 2007.                    N/A                   N/A
Associate at Stradley, Ronon, Stevens & Young
from 2004 to 2007. Counsel at ING Variable
Annuities from 1999 to 2002.

Employed by SEI Investments Company since                 N/A                   N/A
2004. Vice President, Deutsche Asset
Management from 2003-2004. Associate, Morgan,
Lewis & Bockius LLP from 2000-2003. Counsel,
Assistant Vice President, ING Variable
Annuities Group from 1999-2000.

General Counsel, Vice President and Assistant             N/A                   N/A
Secretary of SEI Investments Global Funds
Services since 1999; Associate, Dechert (law
firm) from 1997-1999; Associate, Richter,
Miller & Finn (law firm) from 1994-1997.

Director of Investment Product Management and             N/A                   N/A
Development at SEI Investments since February
2003. Senior Investment Analyst, Equity team
at SEI Investments from March 2000 to February
2003.

Compliance Officer and Product Manager of SEI             N/A                   N/A
Investments since 2005. Vice President of Old
Mutual Capital from 2000 to 2005.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways:

- ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

NOTE: Because the hypothetical return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

                               BEGINNING     ENDING                 EXPENSE
                                ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                 VALUE       VALUE       EXPENSE     DURING
                                02/01/08    07/31/08     RATIOS      PERIOD
                               ---------   ---------   ----------   -------
CHAMPLAIN MID CAP FUND
ACTUAL PORTFOLIO RETURN        $1,000.00   $1,040.00      1.30%     $1.16*
HYPOTHETICAL 5% RETURN          1,000.00    1,018.40      1.30       6.52**

CHAMPLAIN SMALL COMPANY FUND
ACTUAL PORTFOLIO RETURN        $1,000.00   $1,063.70      1.40%     $7.18**
HYPOTHETICAL 5% RETURN          1,000.00    1,017.90      1.40       7.02**

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 31/366 (to reflect the period from inception to date).

** Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2008

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT. Pursuant to Section 15(c) of the Investment Company Act of 1940 (the "1940 Act"), at its May 2008 meeting, the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund II (the "Trust") considered the approval of the advisory agreement (the "Advisory Agreement") for an initial two-year term. The Advisory Agreement, after the initial two-year term, must be approved: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, as defined in the 1940 Act (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser.

Prior to the meeting, the Board, including the Independent Trustees advised by their independent legal counsel, received and reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the costs of the services to be provided, as discussed in further detail below.

At the meeting, a representative from the Adviser, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate the Adviser's fee and other aspects of the Advisory Agreement. Among other things, the representative provided an overview of the Adviser by reviewing key staff members and the Adviser's investment strategies and processes. The Trustees then discussed the written materials that the Board received before the meeting, the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the approval of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISER. In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Fund. Among other things, the Board considered the quality of the Adviser's portfolio management personnel. The Adviser's registration

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2008

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONCLUDED)

form ("Form ADV") was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund's investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by the Adviser.

COST OF SERVICES PROVIDED AND ECONOMIES OF SCALE. The Trustees reviewed reports comparing the expense ratio and advisory fees to be paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fees were reasonable and the result of arm's length negotiations, and the advisory fees to be paid by the Fund were comparable to those of peer funds. Because it was not possible to determine the profitability that the Adviser might achieve with respect to the Fund, the Trustees did not make any conclusions regarding the Adviser's profitability. For the same reason, the Board did not make any conclusions regarding the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow. In this regard, during future considerations of the Advisory Agreement, the Board will consider whether any economies of scale are being realized by the Adviser and, if so, an appropriate mechanism for sharing the benefits of such economies of scale.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser will provide to the Fund; and (c) agreed to approve the Advisory Agreement for an initial term of two years.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the fiscal year ended July 31, 2008, the Champlain Small Company Fund is desig-nating the following items with regard to distributions paid during the year.

                                                                                        FOREIGN
                                                QUALIFYING FOR                         INVESTORS
                                                   CORPORATE                  ---------------------------
  LONG-TERM        ORDINARY                        DIVIDENDS     QUALIFYING     INTEREST      SHORT-TERM
CAPITAL GAIN        INCOME          TOTAL           RECEIVED      DIVIDEND       RELATED     CAPITAL GAIN
DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS    DEDUCTION (1)   INCOME (2)   DIVIDEND (3)   DIVIDEND (4)
-------------   -------------   -------------   --------------   ----------   ------------   ------------
    13.40%          86.60%         100.00%          13.04%         12.81%         5.25%         100.00%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION AND IS REFLECTED AS A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT-TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS).

(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 AND IS REFLECTED AS A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT-TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). IT IS THE INTENTION OF THE FUND TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY LAW.

(3) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "INTEREST RELATED DIVIDEND" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF NET INVESTMENT INCOME DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS. THIS PROVISION OF THE INTERNAL REVENUE CODE WILL BE EXPIRING FOR YEARS BEGINNING AFTER JANUARY 1, 2008.

(4) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "SHORT-TERM CAPITAL GAIN DIVIDEND" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF SHORT-TERM CAPITAL GAIN DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS. THIS PROVISION OF THE INTERNAL REVENUE CODE WILL BE EXPIRING FOR YEARS BEGINNING AFTER JANUARY 1, 2008.

                                      NOTES

                                      NOTES

                                 CHAMPLAIN FUNDS
                                 P.O. Box 219009
                           Kansas City, MO 64121-9009
                                  866-773-3238

                                    ADVISER:
                       Champlain Investment Partners, LLC
                               346 Shelburne Road
                              Burlington, VT 05401

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
                                Ernst & Young LLP
                               Two Commerce Square
                         2001 Market Street, Suite 4000
                             Philadelphia, PA 19103

          This information must be preceded or accompanied by a current prospectus for the Fund.

CSC-AR-001-0400

ITEM 2.    CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, and any person who performs a similar function.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is George Sullivan and is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Ernst & Young LLP ("E&Y") related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

--------------------- ----------------------------------------------------- -----------------------------------------------------
                                              2008                                                   2007
------- ------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                      All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                      services to the   services to       and services to   services to the   services to       and services to
                      Trust that were   service           service           Trust that were   service           service
                      pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                        were              did not require                     were              did not require
                                        pre-approved      pre-approval                        pre-approved      pre-approval
------- ------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit             $375,240            N/A               N/A             $93,050             N/A               N/A
        Fees(1)

------- ------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-              N/A               N/A               N/A               N/A               N/A               N/A
        Related
        Fees
------- ------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax Fees(2)         N/A             $11,000             N/A               N/A               N/A               N/A


------- ------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All Other           N/A               N/A               N/A               N/A               N/A               N/A
        Fees

------- ------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------


Notes:
   (1) Audit fees include amounts related to the audit of the Trust's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

   (2) Tax fees for the year ended July 31, 2008 are comprised of tax compliance services related to the tax-free conversion of the Frost common/collective trust funds into the respective Frost series of the Trust.

(e)(1) Audit Committee's Pre-Approval Policies and Procedures. The Trust's
Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant's Chief Financial Officer ("CFO") and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:
(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC's rules and whether the provision of such services would impair the auditor's independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

      ---------------------------- ----------------- ----------------
                                         2008              2007
      ---------------------------- ----------------- ----------------
       Audit-Related Fees                0.00%             0.00%

      ---------------------------- ----------------- ----------------
       Tax Fees                          0.00%             0.00%

      ---------------------------- ----------------- ----------------
       All Other Fees                    0.00%             0.00%

      ---------------------------- ----------------- ----------------

(f) Not applicable.

(g) The aggregate non-audit fees and services provided to the Trust and rendered to the Trust's investment advisers and any entity controlling, controlled by, or under common control with the advisers that provides ongoing services to the Trust, and billed by E&Y for the last two fiscal years were $11,000 and $0 for 2008 and 2007, respectively. For the year ended July 31, 2008, these non-audit services were comprised of tax compliance services related to the tax-free conversion of the Frost common/collective trust funds into the respective Frost series of the Trust.

(h) During the past fiscal year, all non-audit services provided by the Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.    SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust adopted procedures, effective February 23, 2005, by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the Registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the Registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                              The Advisors' Inner Circle Fund II


By (Signature and Title)*                 /s/ Philip T. Masterson
                                          ----------------------------------
                                          Philip T. Masterson
                                          President

Date: October 7, 2008





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                 /s/ Philip T. Masterson
                                          ----------------------------------
                                          Philip T. Masterson
                                          President


Date: October 7, 2008


By (Signature and Title)*                 /s/ Michael Lawson
                                          ----------------------------------
                                          Michael Lawson
                                          Controller and Chief Financial Officer

Date: October 7, 2008

* Print the name and title of each signing officer under his or her signature.